Exhibit 3.1

EATON VANCE CORP.

ARTICLES OF INCORPORATION

FIRST: THE UNDERSIGNED, Robert W. Smith, Jr., whose address is 1100 Charles Center South, 36 South Charles Street, BaItimore, Maryland 21201, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under and by virtue of the General Laws of the State of Maryland.

SECOND: The name of the corporation (which is hereinafter called the “Corporation”) is:

Eaton Vance Corp.

THIRD: The purposes for which and any of which the Corporation is formed and the businesses and objects to be carried on and promoted by it are:

(1) To carry on the business of a holding company; to carry on any business, transaction or operation which may be undertaken by capitalists, promoters, financiers, investors, investment bankers, managers, advisers, consultants, sponsors, underwriters, dealers, brokers, traders, agents, representatives and independent contractors; to create, acquire and hold, to assist or participate alone or with others in the organization, financing (including lending and advancing money), merging, consolidation, reorganization, split-up or liquidation of, and to control, supervise, manage, operate, advise, counsel, promote, assist, maintain, conduct the affairs and further the interests of, any other person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity engaged in any business whatsoever within or without the United States of America; to engage in all aspects of the securities and investment business and provide any and all services in connection therewith, and to acquire and hold membership in or otherwise secure trading and other privileges or rights in any trade association of a private or quasi-governmental nature, securities exchange, commodities exchange, board of trade, clearing corporation or association, or other similar organization or association; to organize, manage and operate investor participation programs to facilitate the conduct of any business or activity carried on by the Corporation or any of its subsidiaries or affiliates; and to carry on within or without the United States of America any other business or activity of any kind or character whatsoever.

(2) To explore for, create, develop, invent, design, engineer, make, manufacture, extract, quarry, mine, gather, produce, process, smelt, refine, distill, treat, construct, erect, assemble, experiment with, alter, improve, remodel, equip, install, repair, supervise, maintain, manage, operate, purchase, lease or otherwise acquire, hold, use, enjoy, import, export, transport, market, trade and deal in, distribute, mortgage, pledge, encumber, lease, license, convey, sell or otherwise dispose of any lands, mineral claims, mineral leases, mineral rights, mineral deposits, wells, mines, and works, and real property and rights and interests therein of any and every kind and description and wheresoever situate, any and all natural resources, oil, gas, hydrocarbons, metals, ores, alloys, commodities, products, devices, appliances, apparatus, articles, machinery, engines, instruments, components, parts, accessories, fixtures, materials, compounds, plants, attachments, equipments, ordinance, goods, wares, merchandise, and any and all other contrivances and things of every kind and character and wheresoever situate.

(3) To engage in any one or more businesses or transactions, or to acquire all or any portion of the securities of any entity engaged in any one or more businesses or transactions, which the Board of Directors of the Corporation may from time to time authorize or approve, whether or not related to any of the businesses described elsewhere in this Article or to any other business at the time or theretofore engaged in by the Corporation.

(4) To purchase, lease, hire or otherwise acquire, hold, own, construct, develop, erect, improve, alter, manage, operate, finance, use, enjoy, and in any manner sell or otherwise dispose of, and to aid and subscribe toward the acquisition, construction or improvement of, plants, mills, factories, works, refineries, mines, wells, pipe lines, tanks, cars, wharves, vessels, buildings, machinery, equipment, facilities, easements, franchises and rights, and any other property (whether real, personal or mixed) which may appertain to or be useful in the conduct of any of the businesses of the Corporation, its subsidiaries, affiliates or any other entity in which the Corporation may have an interest; and to contract for, for terms of years or otherwise, procure or make use of, personal services of officers, employees, agents or contractors, and of services of any person, firm, association, corporation or other entity.

(5) To purchase, lease or otherwise acquire the whole or any part of the good will, rights, property, franchise and business of any person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity heretofore or hereafter engaged in any business; and to hold, utilize, enjoy and in any manner dispose of, the whole or any part of the good will, rights, property, franchise and business so acquired, and to assume in connection therewith all or any part of the contracts, liabilities and obligations of any such person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity.

(6) As principal for its own account, or acting as underwriter, distributor, dealer, broker, agent, representative, adviser, fiduciary, sponsor, depositor or otherwise, to purchase, acquire, receive, hold, invest in, own, guarantee, sell, distribute, assign, exchange, transfer, mortgage, pledge, encumber or otherwise dispose of or deal in and with any of the shares of capital stock, or any voting trust certificates or depository receipts in respect of the shares of capital stock, scrip, warrants, rights, options, bonds, debentures, notes, trust receipts, certificates of interest or participation, investment contracts, investment programs, annuity contracts, and other securities, obligations, choses in action and evidences of indebtedness or other rights in or interests issued or created by any corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or person, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision, or by any governmental agency or instrumentality, or by any other entity, and to issue in exchange therefor or in payment thereof its own capital stock, bonds or other obligations or securities, or otherwise pay therefor in money or other property; to possess and exercise as owner thereof all the rights, powers and priviliges of ownership including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof; to act as registrar for any such security; to act as transfer agent, disbursing agent or fiscal agent for the issuer or sponsor of any such security; and to act as agent under any plan or program relating to the acquisition or disposition of any such security.

(7) To cause to be organized, under the laws of the United States of America, or any foreign country or government, or any state, territory, province, municipality or other political entity, a corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or any other entity, for the purpose of accomplishing any or all of the objects and purposes of the Corporation and to dissolve, wind up, liquidate, merge, consolidate, reorganize or split up any such corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity or cause the same to be dissolved, terminated, wound up, liquidated, merged, consolidated, reorganized or split up; and to apply for, obtain, purchase or otherwise acquire any patents, copyrights, licenses, trademarks, trade names, rights, processes, formulas and the like which may seem capable of being used for any of the objects or purposes of the Corporation or if any of its subsidiaries or affiliates, and to use, exercise, develop, grant licenses in respect of, sell and otherwise turn to account, the same.

(8) To carry out all or any part of the foregoing objects and purposes as principal, factor, agent, representative, fiduciary, contractor or otherwise, either alone or through or in conjunction with, as general partner, limited partner, joint venturer or otherwise, any person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity; to be and act as a general partner or limited partner in any partnership; and, in carrying on its businesses and for the purpose of attaining or furthering any of its objects and purposes, to make and perform any contracts and do any acts and things, and to exercise any powers suitable, convenient or proper for the accomplishment of any of the objects and purposes herein enumerated or incidental to the powers herein specified, or which at any time may appear conducive to or expedient for the accomplishment of any of such objects and purposes.

(9) To purchase or otherwise acquire, and to hold, sell or otherwise dispose of, and to retire and reissue, shares of its own stock of any class and any other securities issued by it in any manner now or hereafter authorized or permitted by law.

(10) To enter into, make, perform and carry out contracts, undertakings and guarantees of every kind, incur liabilities and borrow money; to sell, mortgage, lease, pledge, encumber, create security interests or other liens in, exchange, convey, transfer, and otherwise dispose of all or any part of the property and assets of the Corporation; and to issue debentures, bonds, notes and other obligations and evidences of indebtedness and secure the same by pledge, mortgage, deed of trust or other transfer of all or any part of the property, assets, rights, franchises and income of the Corporation.

(11) To aid in any manner any person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity of which the shares of capital stock, or voting trust certificates or depository receipts in respect of the shares of capital stock, scrip, warrants, rights, options, bonds, debentures, notes, trust receipts, or other securities, obligations, choses in action or evidences of indebtedness or other rights in or interests issued or created by any of the same are held by or for the Corporation, or in the welfare of which the Corporation shall have any interest, direct or indirect; and to do any acts or things designed to protect, preserve, improve and enhance the value of any such property or interest, or any other property of the Corporation.

(12) To assume or guarantee the payment of dividends or distributions upon any shares of capital stock, interests in or other securities of, or the performance of any contract by, any other person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity in which, or in the welfare of which, the Corporation has any direct or indirect interest; and to endorse or otherwise guarantee the payment of the principal and interest, or either, on any bonds, debentures, notes or other securities, obligations and evidences of indebtedness created or issued by any of the same.

(13) To carry out all or any part of the objects and purposes of the Corporation and to conduct its business in all or any of its branches, in any or all states, territories, districts and possessions of the United States of America and in foreign countries; and to maintain offices and agencies in any or all states, territories, districts and possessions of the United States of America and in foreign countries.

The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the laws of Maryland.

FOURTH: The present address of the principal office of the Corporation in this State is First Maryland Building, c/o The Corporation Trust Incorporated, 25 South Charles Street, Baltimore, Maryland 21201.

FIFTH: The name and address of the resident agent of the Corporation are The Corporation Trust Incorporated, First Maryland Building, 25 South Charles Street, Baltimore, Maryland 21201. Said resident agent is a Maryland corporation.

SIXTH: The total number of shares of stock of all classes which the Corporation has authority to issue is Two Million (2,000,000) shares, having an aggregate par value of One Million Dollars ($1,000,000.00), of which Ten Thousand (10,000) shares of the par value of Fifty Cents ($.50) per share amounting in aggregate par value to Five Thousand Dollars ($5,000.00) shall be Common Stock, and One Million Nine Hundred Ninety Thousand (1,990,000) shares of the par value of Fifty Cents ($.50) per share amounting in aggregate par value to Nine Hundred Ninety-Five Thousand Dollars ($995,000.00) shall be Non-Voting Common Stock.

SEVENTH: The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Common Stock and the Non-Voting Common Stock of the Corporation:

(1) The exclusive voting power for all purposes shall be vested in the holders of the Common Stock. Each share of common Stock shall have one vote.

(2) The Common Stock and the Non-Voting Common Stock shall be equal in all respects as to dividends, rights in liquidation and all other rights possessed by the Common Stock, except that the Non-Voting Common Stock shall have no voting rights under any circumstances whatsoever.

(3) All shares of Common Stock of the Corporation shall at all times be held subject to the conditions and restrictions set forth below, the provisions of which shall at all times apply equally both to an original holder and to each and every subsequent holder thereof; and each holder of any share of Common Stock, by acceptance of a stock certificate therefor, agrees with the Corporation and each other such holder, in consideration of such agreement by each other holder, to the following conditions and restrictions:

(a)	No transfer of any kind of shares of the Common Stock may be made unless the holder first offers to sell the same to the Corporation at book value.

(b)	In the event of the death of a holder of shares of the Common Stock or in the event a holder of such shares who is an employee of the Corporation or of a subsidiary of the Corporation ceases for any reason to be such an employee, such shares shall be offered to the Corporation for purchase by it at book value.

(c)	The term “book value” shall mean the book value of the shares of the Common Stock as of the last audited statement prepared by the Corporation’s independent public accountants. In the event of any dispute between the Corporation and the holder as to be book value, the determination of the Corporation’s independent public accountants shall be final.

EIGHTH: The number of directors of the Corporation shall be nine (9), which number may be increased or decreased pursuant to the By-Laws of the Corporation, but shall never be less than the minimum number permitted by the laws of the State of Maryland now or hereafter in force. The names of the directors who will serve until the first annual meeting and until their successors are elected and qualify are as follows:

Landon T. Clay

M. Dozier Gardner

H. Day Brigham, Jr.

Charles F. Eaton, Jr.

Arthur H. Haussermann

Eric Pierce

Benjamin A. Rowland, Jr.

Albert L. Toney,

Duane E. Waldenburg

NINTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

(1) The Board of Directors of the Corporation is hereby empowered to authorize the issuance, reissuance or sale, as well as the purchase or other acquisition, by the Corporation from time to time of shares of its stock of any class, whether now or hereafter authorized or retired, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized or retired, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders. The Board of Directors may authorize the reduction of stated capital by retiring shares of stock of any class then held by the Corporation in its treasury without any action by the stockholders.

(2) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock (including but not limited to authorized and unissued stock, retired stock and treasury stock) or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

(3) The Board of Directors of the Corporation shall have power from time to time and in its sole discretion to determine in accordance with sound accounting practice, what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and to what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them shall be open to the inspection of stockholders, except as otherwise provided by Maryland statute or by the By-Laws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

(4) Any contract, arrangement, dealing or other transaction, may be entered into or made by the Corporation with any director, officer, employee or stockholder of the Corporation or with any person, firm, syndicate, association, trust, corporation, partnership, joint venture or other entity, although one or more of the directors, officers, employees or stockholders of the Corporation may be a director, officer, trustee, partner, employee or stockholder of, or may be financially interested in or otherwise affiliated with, such other person, firm, syndicate, association, trust, corporation, partnership, joint venture or other entity; and no such contract, arrangement, dealing or transaction shall be in any way affected or invalidated by reason of any such interest or affiliation; and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors or committee thereof which shall authorize any such contract, arrangement, dealing or transaction, and may vote thereat to authorize the same with like force and effect as if he were not so interested or affiliated.

(5) Any contract, arrangement, dealing, transaction or act of the Corporation, or of the Board of Directors or any committee thereof, which shall be ratified by a majority of a quorum of the holders of the Common Stock at any meeting of the stockholders shall be as valid and as binding as though ratified by every stockholder of the Corporation.

(6) Unless the By-Laws otherwise provide, any officer or employee of the Corporation (other than a director) may be removed at any time with or without cause by the Board of Directors or by any committee or superior officer upon whom such power of removal may be conferred by the By-Laws or by authority of the Board of Directors.

(7) Notwithstanding any provision of law requiring any action by the stockholders to be taken or authorized by the affirmative vote of more than a majority of all the votes entitled to be cast on the matter, such section shall be effective and valid for all purposes if taken or authorized by the affirmative vote of the holders of not less than a majority of the total number of shares of Common Stock outstanding and entitled to vote thereon.

(8) The Corporation shall, to the full extent permitted by the laws of Maryland now or hereafter in effect, indemnify any person serving or who has served as a director or officer of the Corporation, or at its request as a director, officer, trustee, partner, employee, agent or other representative of another corporation, joint stock company, syndicate, association, firm, trust, partnership or other entity, against all liabilities and expenses, including without limitation attorneys’ fees and judgments, penalties, fines and amounts paid in settlement, reasonably incurred by him in connection with any threatened, pending or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or legislative, in which he may be involved or with which he may be threatened by reason of serving or having served in such position, upon a determination made in accordance with applicable statutory standards by the Board of Directors or by independent legal counsel (who may be regular counsel to the Corporation) or by the holders of not less than a majority of the total number of shares of Common Stock then outstanding. The right of indemnification hereby provided shall not be exclusive of or otherwise affect any other rights to which such person may be entitled (whether under any law, By-Law, agreement, director vote, stockholder vote or otherwise), shall inure to the benefit of such person’s heirs, executors, administrators and personal representatives, and shall continue as to a person who has ceased to serve in any such position.

(9) The Corporation reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law, including without limitation any amendments changing or altering the terms or contract rights, as expressly set forth in its charter, of any of its outstanding stock by classification, reclassification or otherwise, but no such amendment with changes or alters such terms or contract rights of any of its outstanding stock shall be valid unless such amendment shall have been authorized by the holders of not less than a majority of the total number of shares of Common Stock outstanding and entitled to vote thereon, by a vote at a meeting or in writing with or without a meeting.

The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the laws of Maryland now or hereafter in force.

TENTH: The duration of the Corporation shall be perpetual.

IN WITNESS WHEREOF, I have signed these Articles of Incorporation, acknowledging the same to be my act, on January 27, 1981.

WITNESS:

AMENDED ARTICLES OF INCORPORATION

OF

EATON VANCE CORP.

THE UNDERSIGNED, Robert W. Smith, Jr., whose address is 1100 Charles Center South, 36 South Charles Street, Baltimore, Maryland 21201, acting pursuant to Section 2-603 of the Maryland General Corporation Law, hereby certifies to the State Department of Assessments and Taxation of Maryland that the following are the Amended Articles of Incorporation of Eaton Vance Corp., a corporation formed on January 28, 1981 which has no stock outstanding or subscribed for and which has not had an organizational meeting of its Board of Directors.

FIRST: THE UNDERSIGNED, Robert W. Smith, Jr., whose address is 1100 Charles Center South, 36 South Charles Street, Baltimore, Maryland 21201, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under and by virtue of the General Laws of the State of Maryland.

SECOND: The name of the corporation (which is hereinafter called the “Corporation”) is:

Eaton Vance Corp.

THIRD: The purposes for which and any of which the Corporation is formed and the businesses and objects to be carried on and promoted by it are:

(1) To carry on the business of a holding company; to carry on any business, transaction or operation which may be undertaken by capitalists, promoters, financiers, investors, investment bankers, managers, advisers, consultants, sponsors, underwriters, dealers, brokers, traders, agents, representatives and independent contractors; to create, acquire and hold, to assist or participate alone or with others in the organization, financing (including lending and advancing money), merging, consolidation, reorganization, split-up or liquidation of, and to control, supervise, manage, operate, advise, counsel, promote, assist, maintain, conduct the affairs and further the interests of, any other person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity engaged in any business whatsoever within or without the United States of America; to engage in all aspects of the securities and investment business and provide any and all services in connection therewith, and to acquire and hold membership in or otherwise secure trading and other privileges or rights in any trade association of a private or quasi-governmental nature, securities exchange, commodities exchange, board of trade, clearing corporation or association, or other similar organization or association; to organize, manage and operate investor participation programs to facilitate the conduct of any business or activity carried on by the Corporation or any of its subsidiaries or affiliates; and to carry on within or without the United States of America any other business or activity of any kind or character whatsoever.

(2) To explore for, create, develop, invent, design, engineer, make, manufacture, extract, quarry, mine, gather, produce, process, smelt, refine, distill, treat, construct, erect, assemble, experiment with, alter, improve, remodel, equip, install, repair, supervise, maintain, manage, operate, purchase, lease or otherwise acquire, hold, use, enjoy, import, export, transport, market, trade and deal in, distribute, mortgage, pledge, encumber, lease, license, convey, sell or otherwise dispose of any lands, mineral claims, mineral leases, mineral rights, mineral deposits, wells, mines, and works, and real property and rights and interests therein of any and every kind and description and wheresoever situate, any and all natural resources, oil, gas, hydrocarbons, metals, ores, alloys, commodities, products, devices, appliances, apparatus, articles, machinery, engines, instruments, components, parts, accessories, fixtures, materials, compounds, plants, attachments, equipment, ordinance, goods, wares, merchandise, and any and all other contrivances and things of every kind and character and wheresoever situate.

(3) To engage in any one or more businesses or transactions, or to acquire all or any portion of the securities of any entity engaged in any one or more businesses or transactions, which the Board of Directors of the Corporation may from time to time authorize or approve, whether or not related to any of the businesses described elsewhere in this Article or to any other business at the time or theretofore engaged in by the Corporation.

(4) To purchase, lease, hire or otherwise acquire, hold, own, construct, develop, erect, improve, alter, manage, operate, finance, use, enjoy, and in any manner sell or otherwise dispose of, and to aid and subscribe toward the acquisition, construction or improvement of, plants, mills, factories, works, refineries, mines, wells, pipe lines, tanks, cars, wharves, vessels, buildings, machinery, equipment, facilities, easements, franchises and rights, and any other property (whether real, personal or mixed) which may appertain to or be useful in the conduct of any of the businesses of the Corporation, its subsidiaries, affiliates or any other entity in which the Corporation may have an interest; and to contract for, for terms of years or otherwise, procure or make use of, personal services of officers, employees, agents or contractors, and of services of any person, firm, association, corporation or other entity.

(5) To purchase, lease or otherwise acquire the whole or any part of the good will, rights, property, franchise and business of any person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity heretofore or hereafter engaged in any business; and to hold, utilize, enjoy and in any manner dispose of, the whole or any part of the good will, rights, property, franchise and business so acquired, and to assume in connection therewith all or any part of the contracts, liabilities and obligations of any such person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity.

(6) As principal for its own account, or acting as underwriter, distributor, dealer, broker, agent, representative, adviser, fiduciary, sponsor, depositor or otherwise, to purchase, acquire, receive, hold, invest in, own, guarantee, sell, distribute, assign, exchange, transfer, mortgage, pledge, encumber or otherwise dispose of or deal in and with any of the shares of capital stock, or any voting trust certificates or depository receipts in respect of the shares of capital stock, scrip, warrants, rights, options, bonds, debentures, notes, trust receipts, certificates of interest or participation, investment contracts, investment programs, annuity contracts, and other securities, obligations, choses in action and evidences of indebtedness or other rights in or interests issued or created by any corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or person, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision, or by any governmental agency or instrumentality, or by any other entity, and to issue in exchange therefor or in payment thereof its own capital stock, bonds or other obligations or securities, or otherwise par therefor in money or other property; to possess and exercise as owner thereof all the rights, powers and privileges of ownership including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof; to act as registrar for any such security; to act as transfer agent, disbursing agent or fiscal agent for the issuer or sponsor of any such security; and to act as agent under any plan or program relating to the acquisition or disposition of any such security.

(7) To cause to be organized, under the laws of the United States of America, or any foreign country or government, or any state, territory, province, municipality or other political entity, a corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or any other entity, for the purpose of accomplishing any or all of the objects and purposes of the Corporation and to dissolve, wind up, liquidate, merge, consolidate, reorganize or split up any such corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity or cause the same to be dissolved, terminated, wound up, liquidated, merged, consolidated, reorganized or split up; and to apply for, obtain, purchase or otherwise acquire any patents, copyrights, licenses, trademarks, trade names, rights, processes, formulas and the like which may seem capable of being used for any of the objects or purposes of the Corporation or of any of its subsidiaries or affiliates, and to use, exercise, develop, grant licenses in respect of, sell and otherwise turn to account, the same.

(8) To carry out all or any part of the foregoing objects and purposes as principal, factor, agent, representative, fiduciary, contractor or otherwise, either alone or through or in conjunction with, as general partner, limited partner, joint venturer or otherwise, any person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity; to be and act as a general partner or limited partner in any partnership; and, in carrying on its businesses and for the purpose of attaining or furthering any of its objects and purposes, to make and perform any contracts and do any acts and things, and to exercise any powers suitable, convenient or proper for the accomplishment of any of the objects and purposes herein enumerated or incidental to the powers herein specified, or which at any time may appear conducive to or expedient for the accomplishment of any of such objects and purposes.

(9) To purchase or otherwise acquire, and to hold, sell or otherwise dispose of, and to retire and reissue, shares of its own stock of any class and any other securities issued by it in any manner now or hereafter authorized or permitted by law.

(10) To enter into, make, perform and carry out contracts, undertakings and guarantees of every kind, incur liabilities and borrow money; to sell, mortgage, lease, pledge, encumber, create security interests or other liens in, exchange, convey, transfer, and otherwise dispose of all or any part of the property and asset of the Corporation; and to issue debentures, bonds, notes and other obligations and evidences of indebtedness and secure the same pledge, mortgage, deed of trust or other transfer of all or any part of the property, assets, rights, franchises and income of the Corporation.

(11) To aid in any manner any person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity of which the shares of capital stock, or voting trust certificates or depository receipts in respect of the shares of capital stock, scrip, warrants, rights, options, bonds, debentures, notes, trust receipts, or other securities, obligations, choses in action or evidences of indebtedness or other rights in or interests issued or created by any of the same are held by or for the Corporation, or in the welfare of which the Corporation shall have any interest, direct or indirect; and to do any acts or things designed to protect, preserve, improve and enhance the value of any such property or interest, or any other property of the Corporation.

(12) To assume or guarantee the payment of dividends or distributions upon any shares of capital stock, interests in or other securities of, or the performance of any contract by, any other person, corporation, joint stock company, syndicate, association, firm, trust, partnership, joint venture or other entity in which, or in the welfare of which, the Corporation has any direct or indirect interest; and to endorse or otherwise guarantee the payment of the principal and interest; or either, on any bonds, debentures, notes or other securities, obligations and evidences of indebtedness created or issued by any of the same.

(13) To carry out all or any part of the objects and purposes of the Corporation and to conduct its business in all or any of its branches, in any or all states, territories, districts and possessions of the United States of America and in foreign countries; and to maintain offices and agencies in any or all states, territories, districts and possessions of the United States of America and in foreign countries.

The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or influence from, the terms of any other clause of this or any other Article of the charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the laws of Maryland.

FOURTH: The present address of the principal office of the Corporation in this State is First Maryland Building, c/o The Corporation Trust Incorporated, 25 South Charles Street, Baltimore, Maryland 21201.

FIFTH: The name and address of the resident agent of the Corporation are The Corporation Trust Incorporated, First Maryland Building, 25 South Charles Street, Baltimore, Maryland 21201. Said resident agent is a Maryland corporation.

SIXTH: The total number of shares of stock of all classes which the Corporation has authority to issue is One Million (1,000,000) shares, having an aggregate par value of Five Hundred Thousand Dollars ($500,000.00), of which Ten Thousand (10,000) shares of the par value of Fifty Cents ($.50) per share amounting in aggregate par value to Five Thousand Dollars ($5,000.00) shall be Common Stock, and Nine Hundred Ninety Thousand (990,000) shares of the par value of Fifty Cents ($.50) per share amounting in aggregate par value to Four Hundred Ninety Five Thousand Dollars ($495,000.00) shall be Non-Voting Common Stock.

SEVENTH: The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Common Stock and the Non-Voting Common Stock of the Corporation:

(1) The exclusive voting power for all purposes shall be vested in the holders of the Common Stock. Each share of Common Stock Shall have one vote.

(2) The common Stock and the Non-Voting Common Stock shall be equal in all respects as to dividends, rights in liquidation and all other rights possessed by the Common Stock, except that the Non-Voting Common Stock shall have no voting rights under any circumstances whatsoever.

(3) All shares of Common Stock of the Corporation shall at all times be held subject to the conditions and restrictions set forth below, the provisions of which shall at all times apply equally both to an original holder and to each and every subsequent holder thereof; and each holder of any share of Common Stock, by acceptance of a stock certificate therefor, agrees with the Corporation and each other such holder, in consideration of such agreement by each other holder, to the following conditions and restrictions:

(a)	No transfer of any kind of shares of the Common Stock may be made unless the holder first offers to sell the same to the Corporation at book value.

(b)	In the event of the death of a holder of shares of the Common Stock or in the event a holder of such shares who is an employee of the Corporation or of a subsidiary of the Corporation ceases for any reason to be such an employee, such shares shall be offered to the Corporation for purchase by it at book value.

(c)	The term “book value” shall mean the book value of the shares of the Common Stock as of the last audited statement prepared by the Corporation’s independent public accountants. In the event of any dispute between the Corporation and the holder as to the book value, the determination of the Corporation’s independent public accountants shall be final.

EIGHTH: The number of directors of the Corporation shall be nine (9), which number may be increased or decreased pursuant to the By-Laws of the Corporation, but shall never be less than the minimum number permitted by the laws of the State of Maryland now or hereafter in force. The names of the directors who will serve until the first annual meeting and until their successors are elected and qualify are as follows:

Landon T. Clay

M. Dozier Gardner

H. Day Brigham, Jr.

Charles F. Eaton, Jr.

Arthur H. Haussermann

Eric Pierce

Benjamin A. Rowland, Jr.

Albert L. Toney, Jr.

Duane E. Waldenburg

NINTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

(1) The Board of Directors of the Corporation is hereby empowered to authorize the issuance, reissuance or sale, as well as the purchase or other acquisition, by the Corporation from time to time of shares of its stock of any class, whether now or hereafter authorized or retired, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized or retired, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders. The Board of Directors may authorize the reduction of stated capital by retiring shares of stock of any class then held by the Corporation in its treasury without any action by the stockholders.

(2) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock (including but not limited to authorized and unissued stock, retired stock and treasury stock) or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

(3) The Board of Directors of the Corporation shall have power from time to time and in its sole discretion to determine in accordance with sound accounting practice, what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and to what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them shall be open to the inspection of stockholders, except as otherwise provided by Maryland statute or by the By-Laws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

(4) Any contract, arrangement, dealing or other transaction, may be entered into or made by the Corporation with any director, officer, employee or stockholder of the Corporation or with any person, firm, syndicate, association, trust, corporation, partnership, joint venture or other entity, although one or more of the directors, officers, employees or stockholders of the Corporation may be a director, officer, trustee, partner, employee or stockholder of, or may be financially interested in or otherwise affiliated with, such other person, firm, syndicate, association, trust, corporation, partnership, joint venture or other entity; and no such contract, arrangement, dealing or transaction shall be in any way affected or invalidated by reason of any such interest or affiliation; and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors or committee thereof which shall authorize any such contract, arrangement, dealing or transaction, and may vote thereat to authorize the same with like force and effect as if he were not so interested or affiliated.

(5) Any contract, arrangement, dealing, transaction or act of the Corporation, or of the Board of Directors or any committee thereof, which shall be ratified by a majority of a quorum of the holders of the Common Stock at any meeting of the stockholders shall be as valid and as binding as though ratified by every stockholder of the Corporation.

(6) Unless the By-Laws otherwise provide; any officer or employee of the Corporation (other than a director) may be removed at any time with or without cause by the Board of Directors or by any committee or superior officer upon whom such power of removal may be conferred by the By-Laws or by authority of the Board of Directors.

(7) Notwithstanding any provision of law requiring any action by the stockholders to be taken or authorized by the affirmative vote of more than a majority of all the votes entitled to be cast on the matter, such action shall be effective and valid for all purposes if taken or authorized by the affirmative vote of the holders of not less than a majority of the total number of shares of Common Stock outstanding and entitled to vote thereon.

(8) The Corporation shall, to the full extent permitted by the laws of Maryland now or hereafter in effect, indemnify any person serving or who has served as a director or officer of the Corporation, or at its request as a director, officer, trustee, partner, employee, agent or other representative of another corporation, joint stock company, syndicate, association, firm, trust, partnership or other entity, against all liabilities and expenses, including without limitation attorneys’ fees and judgments, penalties, fines and amounts paid in settlement, reasonably incurred by him in connection with any threatened, pending or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or legislative, in which he may be involved or with which he may be threatened by reason of serving or having served in such position, upon a determination made in accordance with applicable statutory standards by the Board of Directors or by independent legal counsel (who may be regular counsel to the Corporation) or by the holders of not less than a majority of the total number of shares of Common Stock then outstanding. The right of indemnification hereby provided shall not be exclusive of or otherwise affect any other rights to which such person may be entitled (whether under any law, By-Law, agreement, director vote, stockholder vote or otherwise), shall inure to the benefit of such person’s heirs, executors, administrators and personal representatives, and shall continue as to a person who has ceased to serve in any such position.

(9) The Corporation reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law, including without limitation any amendments changing or altering the terms or contract rights, as expressly set forth in its charter, of any of its outstanding stock by classification, reclassification or otherwise, but no such amendment which changes or alters such terms or contract rights of any of its outstanding stock shall be valid unless such amendment shall have been authorized by the holders of not less than a majority of the total number of shares of Common Stock outstanding and entitled to vote thereon, by a vote at a meeting or in writing with or without a meeting.

The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the laws of Maryland now or hereafter in force.

TENTH: The duration of the Corporation shall be perpetual.

IN WITNESS WHEREOF, I have signed these Amended Articles of Incorporation acknowledging the same to be my act on February 3, 1981.

WITNESS:

Robert W. Smith, Jr.

EATON VANCE CORP.

ARTICLES OF AMENDMENT

EATON VANCE CORP., a Maryland corporation, having its principal office in Baltimore City, Maryland and Boston, Massachusetts (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Charter of the Corporation is hereby amended as follows:

Article SIXTH of the Charter is amended in its entirely to read as follows:

SIXTH: The total number of shares of stock of all classes which the Corporation has authority to issue is One Million Five Hundred Thousand (1,500,000) shares, having an aggregate par value of Seven Hundred Fifty Thousand Dollars ($750,000.00), of which Ten Thousand (10,000) shares of the par value of Fifty Cents ($.50) per share amounting in aggregate par value to Five Thousand Dollars ($5,000.00) shall be Common Stock, and One Million Four Hundred Ninety Thousand (1,490,000) shares of the par value of Fifty Cents ($.50) per share amounting in aggregate par value to Seven Hundred Forty-Five Thousand Dollars ($745,000.00) shall be Non-Voting Common Stock.

SECOND: (a) As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is 1,000,000 shares, of which 10,000 shares are Common Stock (par value $.50 per share) and 990,000 shares are Non-Voting Common Stock (par value $.50 per share).

(b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 1,500,000 shares, of which 10,000 shares are Common Stock (par value $.50 per share) and 1,490,000 shares are Non-Voting Common Stock (par value $.50 per share).

(c) The aggregate par value of all shares having a par value is $500,000 before the amendment and $750,000 as amended.

(d) The descriptions of each class of stock of the Corporation are not changed by the amendment.

THIRD: (a) The board of directors on April 15, 1983 duly adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter as proposal was advisable and directing that such amendment be submitted for action thereon by the stockholders of the Corporation entitled to vote thereon at a special meeting of stockholders to be subsequently held on April 15, 1983.

(b) All of the stockholders of the Corporation entitled to vote thereon waived, in writing, notice of the time, place and purpose of the special meeting of stockholders subsequently held on April 15, 1983, at which special meeting the foregoing amendment to the Charter of the Corporation was duly approved by the stockholders of the Corporation at said special meeting by the affirmative vote of all the votes entitled to be cast on the matter.

(c) The foregoing amendment to the Charter of the Corporation has been advised by the board of directors and approved by the stockholders of the Corporation.

IN WITNESS WHEREOF, Eaton Vance Corp. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on April 15, 1983.

WITNESS:	EATON VANCE CORP.

By
Thomas Otis		M. Dozier Gardner
Secretary		President

THE UNDERSIGNED, President of Eaton Vance Corp., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

M. Dozier Gardner
President

EATON VANCE CORP.

ARTICLES OF AMENDMENT

EATON VANCE CORP., a Maryland corporation, having its principal offices in Baltimore City, Maryland and Boston, Massachusetts (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Charter of the Corporation is hereby amended by:

(a) Changing and reclassifying each of the shares of Common Stock (par value $.50 per share) and Non-Voting Common Stock (par value $.50 per share) of the Corporation, which is issued and outstanding or held in the treasury at the close of business on the effective date of this amendment, into two shares of such Common Stock or Non-Voting Common Stock, respectively, and by reducing the par value of each shares of Common Stock and Non-Voting Common Stock as changed and reclassified to $.25 per share, such change and reclassification to be made without increasing or reducing the aggregate amount of stated capital of the Corporation represented by such issued shares but as a two-for-one split of the issued shares and not as a stock dividend; and in connection therewith there shall be issued one additional share of Common Stock or Non-Voting Common Stock, as the case may be, for each such share thereof which is issued at such effective time; and

(b) Striking out Article SIXTH of the Charter in its entirety, and inserting in lieu thereof, the following:

SIXTH: The total number of shares of stock of all classes which the Corporation has authority to issue in 3,000,000 shares, having an aggregate par value of $750,000,00, of which 20,000 shares of the par value of $.25 per share amounting in aggregate par value to $5,000,00 shall be Common Stock, and 2,980,000 shares of the par value of $.25 per share amounting in aggregate par value to $745,000,00 shall be Non-Voting Common Stock.

SECOND: (a) As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is 1,500,000 shares, of which 10,000 shares are Common Stock (par value $.50 per share) and 1,400,000 shares are Non-Voting Common Stock (par value $.50 per share).

(b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 3,000,000 shares, of which 20,000 shares are Common Stock (par value $.25 per share) and 2,980,000 shares are Non-Voting Common Stock (par value $.25 per share).

(c) The aggregate par value of all shares having a par value before the amendment and as amended is $750,000.

(d) The descriptions of each class of stock of the Corporation are not changed by the amendment, except for the change in par value effected hereby.

THIRD: (a) The board of directors on October 19, 1983 duly adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter as proposed was advisable and directing that such amendment be submitted for action thereon by the stockholders of the Corporation entitled to vote thereon at a special meeting of stockholders to be subsequently held on October 19, 1983.

(b) All of the stockholders of the Corporation entitled to vote thereon waived, in writing notice of the time, place and purpose of the special meeting of stockholders subsequently held on October 19, 1983, at which special meeting the foregoing amendment to the Charter of the Corporation was duly approved by the stockholders of the Corporation at said special meeting by the affirmative vote of all the votes entitled to be cast on the matter.

(c) The foregoing amendment to the Charter of the Corporation has been advised by the board of directors and approved by the stockholders of the Corporation.

FOURTH: These Articles of Amendment shall become effective at the close of business on November 22, 1983.

IN WITNESS WHEREOF, Eaton Vance Corp. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on November 16, 1983.

WITNESS:		EATON VANCE CORP.

By
Thomas Otis		M. Dozier Gardner
Secretary		President

THE UNDERSIGNED, President of Eaton Vance Corp., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of parjury.

M. Dozier Gardner
President

EATON VANCE CORP.

ARTICLES OF AMENDMENT

EATON VANCE CORP., a Maryland corporation, having its principal offices in Baltimore City, Maryland and Boston, Massachusetts (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Charter of the Corporation is hereby amended by:

(a) Changing and reclassifying each of the shares of Common Stock (par value $.25 per share) and Non-Voting Common Stock (par value $.25 per share) of the Corporation, which is issued and outstanding or held in the treasury at the close of business on the effective date of this amendment, into two shares of such Common Stock or Non-Voting Common Stock, respectively, and by reducing the par value of each share of Common Stock and Non-Voting Common Stock as changed and reclassified to $.12 1/2 per share, such change and reclassification to be made without increasing or reducing the aggregate amount of stated capital of the Corporation represented by such issued shares but as a two-for-one split of the issued shares and not as a stock dividend; and in connection therewith there shall be issued one additional share of Common Stock or Non-Voting Common Stock, as the case may be, for each such share thereof which is issued at such effective time; and

(b) Striking out Article SIXTH of the Charter in its entirety, and inserting in lieu thereof, the following:

SIXTH: The total number of shares of stock of all classes which the Corporation has authority to issue is 6,000,000 shares, having an aggregate par value of $750,000.00, of which 40,000 shares of the par value of $.12 1/2 per share amounting in aggregate par value to $5,000.00 shall be Common Stock, and 5,960,000 shares of the par value of $.12 1/2 per share amounting in aggregate par value to $745,000.00 shall be Non-Voting Common Stock.

SECOND: (a) As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is 3,000,000 shares, of which 20,000 shares are Common Stock (par value $.25 per share) and 2,980,000 shares are Non-Voting Common Stock (par value $.25 per share).

(b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 6,000,000 shares, of which 40,000 shares are Common Stock (par value $.12 1/2 per share) and 5,960,000 shares are Non-Voting Common Stock (par value $.12 1/2 per share).

(c) The aggregate par value of all shares having a par value before the amendment and as amended is $750,000.

60528452

(d) The descriptions of each class of stock of the Corporation are not changed by the amendment, except for the change in par value effected hereby.

THIRD: (a) The board of directors on January 16, 1986 duly adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter as proposed was advisable and directing that such amendment be submitted for action thereon by the stockholders of the Corporation entitled to vote thereon at a special meeting of stockholders to be subsequently held on January 16, 1986.

(b) All of the stockholders of the Corporation entitled to vote thereon waived, in writing, notice of the time, place and purpose of the special meeting of stockholders subsequently held on January 16, 1986, at which special meeting the foregoing amendment to the Charter of the Corporation was duly approved by the stockholders of the Corporation at said special meeting by the affirmative vote of all the votes entitled to be cast on the matter.

(c) The foregoing amendment to the Charter of the Corporation has been advised by the board of directors and approved by the stockholders of the Corporation.

FOURTH: These Articles of Amendment shall become effective at the close of business on February 25, 1986.

IN WITNESS WHEREOF, Eaton Vance Corp. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on February 3, 1986.

WITNESS:	EATON VANCE CORP.

By
Thomas Otis		M. Dozier Gardner
Secretary		President

THE UNDERSIGNED, President of Eaton Vance Corp., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

M. Dozier Gardner
President

12-27-90 2:36 p

EFFECTIVE 12/27/90 at 5:00 pm

Articles of Merger

Between

EATON VANCE CORP.

(a Maryland corporation)

and

EATON VANCE MANAGEMENT, INC.

(a Massachusetts corporation)

These Articles of Merger are executed this 12th day of December, 1990, by and between Eaton Vance Management, Inc., a Massachusetts corporation (the “Subsidiary”) and Eaton Vance Corp., a Maryland corporation (the “Parent”) which is the holder of all of the outstanding capital stock of the Subsidiary.

Article I

1. By action of their respective Boards of Directors and pursuant to the provisions of Section 82 of the Business Corporation Law of Massachusetts and Section 3-106 of the Maryland General Corporation Law, the Parent and the Subsidiary have agreed to the merger of the Subsidiary with and into the Parent (the “Merger”).

2. The name of the Parent, which shall be the surviving and successor corporation in the Merger, is Eaton Vance Corp. and its place of incorporation is Maryland. The name of the Subsidiary is Eaton Vance Management, Inc. and its place of incorporation is Massachusetts.

3. The Subsidiary was incorporated on June 28, 1984 under Massachusetts General Laws, c.156B. The Subsidiary is not registered or qualified to do business in Maryland.

4. The principal office of the Parent in Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore City, Maryland 21202.

5. Neither the Parent nor the Subsidiary owns any interest in land located in the State of Maryland.

6. The terms and conditions of the Merger set forth in these Articles were advised, authorized and approved by each corporation party hereto in the manner and by the vote of its Board of Directors required by the laws of the place where it is organized (no specific vote being required by the terms of its charter). The manner of approval was as follows:

(a) The Boards of Directors of Parent and Subsidiary at meetings held on December 12, 1990, and December 12, 1990, respectively, adopted resolutions which (i) in the case of the Parent, approved the proposed merger by a majority vote of the entire Board of Directors and (ii) in the case of the Subsidiary, approved the merger by a majority vote of the entire Board of Directors.

(b) All of the Shares of the Subsidiary are held by the Parent.

7. No amendments to the Charter of the Parent are to be effected as a part of the Merger.

Article II

1. The total number of shares of stock of all classes which the Parent has authority to issue is Six Million (6,000,000) Shares, having an aggregate par value of Seven Hundred Fifty Thousand Dollars ($750,000.00), of which Forty Thousand (40,000) Shares of the par value of Twelve and a half Cents ($.12 1/2) per share amounting in aggregate par value to Five Thousand Dollars ($5,000.00) are Common Stock and Five Million Nine Hundred Sixty Thousand (5,960,000) Shares of the par value of Twelve and a half Cents ($.12 1/2) per share amounting in aggregate par value to Seven Hundred Forty-five Thousand Dollars ($745,000.00) are Non-Voting Common Stock.

2. The total number of shares of stock of all classes which the Subsidiary has authority to issue is Three Hundred Thousand (300,000) Shares, having an aggregate par value of One Hundred and Fifty Thousand Dollars ($150,000.00), all of which are Common Stock of the par value of Fifty Cents ($.50) per share.

3. The Merger does not increase the authorized stock of the Parent.

4. Upon the effective date of the Merger (i) all outstanding shares (namely One Hundred shares) of Common Stock of the Subsidiary, par value Fifty Cents per share, shall be cancelled and (ii) the authorized and outstanding capital stock of the Parent shall remain unchanged.

Article III

1. Before the effective date of these Articles, the Merger may be abandoned by majority vote of the entire Board of Directors of either the Parent or the Subsidiary.

2. The effective date of these Articles and of the Merger shall be 5 p.m., Boston time, on December 27, 1990.

WHEREFORE these Articles have been duly executed and attested on behalf of each of the parties hereto and the seal of each such party affixed as of the day and year first written above.

SEAL		EATON VANCE CORP.

Attest:		By
	Secretary		President

SEAL		EATON VANCE MANAGEMENT, INC.

Attest:		By
	Secretary		President

THE UNDERSIGNED, President of Subsidiary, who executed on behalf of the corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation the foregoing Articles of Merger to be the corporate act of said corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

President

THE UNDERSIGNED, President of Parent, who executed on behalf of the corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation the foregoing Articles of Merger to be the corporate act of said corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

President

EATON VANCE CORP.

ARTICLES OF AMENDMENT

EATON VANCE CORP., a Maryland corporation, having its principal offices in Baltimore City, Maryland and Boston, Massachusetts (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Charter of the Corporation is hereby amended by:

(a) Changing and reclassifying each of the shares of Common Stock (par value $.125 per share) and Non-Voting Common Stock (par value $.125 per share) of the Corporation, which is issued and outstanding at the close of business on the effective date of this amendment, into two shares of such Common Stock or Non-Voting Common Stock, respectively, and by reducing the par value of each share of Common Stock and Non-Voting Common Stock as changed and reclassified to $.0625 per share, such change and reclassification to be made without increasing or reducing the aggregate amount of stated capital of the Corporation represented by such issued shares but as a two-for-one split of the issued shares and not as a stock dividend; and in connection therewith there shall be issued one additional share of Common Stock or Non-Voting Common Stock, as the case may be, for each such share thereof which is issued at such effective time; and

(b) Striking out Article SIXTH of the Charter in its entirety, and inserting in lieu thereof, the following:

SIXTH: The total number of shares of stock of all classes which the Corporation has authority to issue is 12,000,000 shares, having an aggregate par value of $750,000.00, of which 80,000 shares of the par value of $.0625 per share amounting in aggregate par value to $5,000.00 shall be Common Stock, and 11,920,000 shares of the par value of $.0625 per share amounting in aggregate par value to $745,000.00 shall be Non-Voting Common Stock.

SECOND: (a) As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is 6,000,000 shares, of which 40,000 shares are Common Stock (par value $.125 per share) and 5,960,000 shares are Non-Voting Common Stock (par value $.125 per share).

(b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 12,000,000 shares, of which 80,000 shares are Common Stock (par value $.0625 per share) and 11,920,000 shares are Non-Voting Common Stock (par value $.0625 per share).

(c) The aggregate par value of all shares having a par value before the amendment and as amended is $750,000.

(d) The descriptions of each class of stock of the Corporation are not changed by the amendment, except for the change in par value effected hereby.

THIRD: (a) The board of directors on October 16, 1992 duly adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter as proposed was advisable and directing that such amendment be submitted for action thereon by the stockholders of the Corporation entitled to vote thereon at a special meeting of stockholders to be subsequently held on October 16, 1992.

(b) All of the stockholders of the Corporation entitled to vote thereon waived, in writing, notice of the time, place and purpose of the special meeting of stockholders subsequently held on October 16, 1992, at which special meeting the foregoing amendment to the Charter of the Corporation was duly approved by the stockholders of the Corporation by the affirmative vote of all the votes entitled to be cast on the matter.

(c) The foregoing amendment to the Charter of the Corporation has been advised by the board of directors and approved by the stockholders of the Corporation.

FOURTH: These Articles of Amendment shall become effective at the close of business on November 11, 1992.

IN WITNESS WHEREOF, Eaton Vance Corp. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on November 6, 1992.

WITNESS:	EATON VANCE CORP.

By
Thomas Otis		M. Dozier Gardner
Secretary		President

THE UNDERSIGNED, President of Eaton Vance Corp., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

M. Dozier Gardner
President

4/29/97

1:33 pm

EATON VANCE CORP.

ARTICLES OF AMENDMENT

EATON VANCE CORP., a Maryland corporation, having its principal offices in Baltimore City, Maryland and Boston, Massachusetts (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Charter of the Corporation is hereby amended by:

(a) Changing and reclassifying each of the shares of Common Stock (par value $.0625 per share) and Non-Voting Common Stock (par value $.0625 per share) of the Corporation, which is issued and outstanding at the close of business on the effective date of this amendment, into two shares of such Common Stock or Non-Voting Common Stock, respectively, and by reducing the par value of each share of Common Stock and Non-Voting Common Stock as changed and reclassified to $.03125 per share, such change and reclassification to be made without increasing or reducing the aggregate amount of stated capital of the Corporation represented by such issued shares but as a two-for-one split of the issued shares and not as a stock dividend; and in connection therewith there shall be issued one additional share of Common Stock or Non-Voting Common Stock, as the case may be, for each such share thereof which is issued at such effective time; and

(b) Striking out Article SIXTH of the Charter in its entirety, and inserting in lieu thereof, the following:

SIXTH: The total number of shares of stock of all classes which the Corporation has authority to issue is 24,000,000 shares, having an aggregate par value of $750,000.00, of which 160,000 shares of the par value of $.03125 per share amounting in aggregate par value to $5,000.00 shall be Common Stock, and 23,840,000 shares of the par value of $.03125 per share amounting in aggregate par value to $745,000.00 shall be Non-Voting Common Stock.

SECOND: (a) As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is 12,000,000 shares, of which 80,000 shares are Common Stock (par value $.0625 per share) and 11,920,000 shares are Non-Voting Common Stock (par value $.0625 per share).

(b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 24,000,000 shares, of which 160,000 shares are Common Stock (par value $.03125 per share) and 23,840,000 shares are Non-Voting Common Stock (par value $.03125 per share).

(c) The aggregate par value of all shares having a par value before the amendment and as amended is $750,000.

(d) The descriptions of each class of stock of the Corporation are not changed by the amendment, except for the change in par value effected hereby.

THIRD: (a) The board of directors on April 9, 1997 duly adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter as proposed was advisable and directing that such amendment be submitted for action thereon by the stockholders of the Corporation entitled to vote thereon at a special meeting of stockholders to be subsequently held on April 9, 1997.

(b) All of the stockholders of the Corporation entitled to vote thereon waived, in writing, notice of the time, place and purpose of the special meeting of stockholders subsequently held on April 9, 1997, at which special meeting the foregoing amendment to the Charter of the Corporation was duly approved by the stockholders of the Corporation by the affirmative vote of all the votes entitled to be cast on the matter.

(c) The foregoing amendment to the Charter of the Corporation was advised by the board of directors and approved by the stockholders of the Corporation.

FOURTH: These Articles of Amendment shall become effective at the close of business on May 15, 1997.

IN WITNESS THEREOF, Eaton Vance Corp. has caused these presents to be signed in its name and on behalf by its President and witnessed by its Secretary on April 9, 1997.

WITNESS:	EATON VANCE CORP.

Thomas Otis	James B. Hawkes
Secretary	President

THE UNDERSIGNED, President of Eaton Vance Corp., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

James B. Hawkes
President

CHANGE OF ADDRESS OF RESIDENT AGENT

The Corporation Trust Incorporated hereby submits the following for the purpose of changing the address of the resident agent for the business entities on the attached list:

1. The name of the resident agent is The Corporation Trust Incorporated.

2. The old address of the resident agent is:

32 South Street

Baltimore, Maryland 21202

3. The new address of the resident agent is:

300 East Lombard Street

Baltimore, Maryland 21202

4. Notice of the above changes are being sent to the business entities on the attached list.

5. The above changes are effective when this document is filed with the Department of Assessments and Taxation.

STATE DEPARTMENT OF ASSESSMENTS AND TAXATION
APPROVED FOR RECORD
11-17-97 at 8:30 A.M.

EATON VANCE CORP.

ARTICLES OF AMENDMENT

EATON VANCE CORP., a Maryland corporation, having its principal offices in Baltimore City, Maryland and Boston, Massachusetts (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Charter of the Corporation is hereby amended by:

(a) Changing and reclassifying each of the shares of Common Stock (par value $.03125 per share) and Non-Voting Common Stock (par value $.03125 per share) of the Corporation, which is issued and outstanding at the close of business on the effective date of this amendment, into two shares of such Common Stock or Non-Voting Common Stock, respectively, and by reducing the par value of each share of Common Stock and Non-Voting Common Stock as changed and reclassified to $.015625 per share, such change and reclassification to be made without increasing or reducing the aggregate amount of stated capital of the Corporation represented by such issued shares but as a two-for-one split of the issued shares and not as a stock dividend; and in connection therewith there shall be issued one additional share of Common Stock or Non-Voting Common Stock, as the case may be, for each such share thereof which is issued at such effective time; and

(b) Striking out Article SIXTH of the Charter in its entirety, and inserting in lieu thereof, the following:

SIXTH: The total number of shares of stock of all classes which the Corporation has authority to issue is 48,000,000 shares, having an aggregate par value of $750,000.00, of which 320,000 shares of the par value of $.015625 per share amounting in aggregate par value to $5,000.00 shall be Common Stock, and 47,680,000 shares of the par value of $.015625 per share amounting in aggregate par value to $745,000.00 shall be Non-Voting Common Stock.

SECOND: (a) As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is 24,000,000 shares, of which 160,000 shares are Common Stock (par value $.03125 per share) and 23,840,000 shares are Non-Voting Common Stock (par value $.03125 per share).

(b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 48,000,000 shares, of which 320,000 shares are Common Stock (par value $.015625 per share) and 47,680,000 shares are Non-Voting Common Stock (par value $.015625 per share).

(c) The aggregate par value of all shares having a par value before the amendment and as amended is $750,000.

(d) The descriptions of each class of stock of the Corporation are not changed by the amendment, except for the change in par value effected hereby.

THIRD: (a) The board of directors on July 7, 1998 duly adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter as proposed was advisable and directing that such amendment be submitted for action thereon by the stockholders of the Corporation entitled to vote thereon at a special meeting of stockholders to be subsequently held on July 7, 1998.

(b) All of the stockholders of the Corporation entitled to vote thereon waived, in writing, notice of the time, place and purpose of the special meeting of stockholders subsequently held on July 7, 1998, at which special meeting the foregoing amendment to the Charter of the Corporation was duly approved by the stockholders of the Corporation by the affirmative vote of all the votes entitled to be cast on the matter.

(c) The foregoing amendment to the Charter of the Corporation was advised by the board of directors and approved by the stockholders of the Corporation.

FOURTH: These Articles of Amendment shall become effective at the close of business on August 14, 1998.

IN WITNESS WHEREOF, Eaton Vance Corp. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on July 7, 1998.

WITNESS:	EATON VANCE CORP.

Thomas Otis	James B. Hawkes
Secretary	President

THE UNDERSIGNED, President of Eaton Vance Corp., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

James B. Hawkes
President

EATON VANCE CORP.

ARTICLES OF AMENDMENT

EATON VANCE CORP., a Maryland corporation, having its principal offices in Baltimore City, Maryland and Boston, Massachusetts (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Charter of the Corporation is hereby amended by:

(a) Changing and reclassifying each of the shares of Common Stock (par value $.015625 per share) and Non-Voting Common Stock (par value $.015625 per share) of the Corporation, which is issued and outstanding at the close of business on the effective date of this amendment, into two shares of such Common Stock or Non-Voting Common Stock, respectively, and by reducing the par value of each share of Common Stock and Non-Voting Common Stock as changed and reclassified to $.0078125 per share, such change and reclassification to be made without increasing or reducing the aggregate amount of stated capital of the Corporation represented by such issued shares but as a two-for-one split of the issued shares and not as a stock dividend; and in connection therewith there shall be issued one additional share of Common Stock or Non-Voting Common Stock, as the case may be, for each such share thereof which is issued at such effective time; and

(b) Striking out Article SIXTH of the Charter in its entirety, and inserting in lieu thereof, the following:

SIXTH: The total number of shares of stock of all classes which the Corporation has authority to issue is 96,000,000 shares, having an aggregate par value of $750,000.00, of which 640,000 shares of the par value of $.0078125 per share amounting in aggregate par value to $5,000.00 shall be Common Stock, and 95,360,000 shares of the par value of $.0078125 per share amounting in aggregate par value to $745,000.00 shall be Non-Voting Common Stock.

SECOND: (a) As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is 48,000,000 shares, of which 320,000 shares are Common Stock (par value $.015625 per share) and 47,680,000 shares are Non-Voting Common Stock (par value $.015625 per share).

(b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 96,000,000 shares, of which 640,000 shares are Common Stock (par value $.0078125 per share) and 95,360,000 shares are Non-Voting Common Stock (par value $.0078125 per share).

(c) The aggregate par value of all shares having a par value before the amendment and as amended is $750,000.

(d) The descriptions of each class of stock of the Corporation are not changed by the amendment, except for the change in par value effected hereby.

THIRD: (a) The board of directors on October 11, 2000 duly adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter as proposed was advisable and directing that such amendment be submitted for action thereon by the stockholders of the Corporation entitled to vote thereon.

(b) All of the stockholders of the Corporation entitled to vote thereon by unanimous written consent dated October 11, 2000, duly approved the foregoing amendment to the Charter of the Corporation.

(c) The foregoing amendment to the Charter of the Corporation was advised by the board of directors and approved by the stockholders of the Corporation.

FOURTH: These Articles of Amendment shall become effective at the close of business on November 13, 2000.

IN WITNESS WHEREOF, Eaton Vance Corp. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on October 11, 2000.

WITNESS:	EATON VANCE CORP.

Eric G. Woodbury	James B. Hawkes
Assistant Secretary	President

THE UNDERSIGNED, President of Eaton Vance Corp., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

James B. Hawkes
President

Effective 1-14-05 at 5:00 pm

EATON VANCE CORP.

ARTICLES OF AMENDMENT

EATON VANCE CORP., a Maryland corporation, having its principal offices in Baltimore City, Maryland and Boston, Massachusetts (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Charter of the Corporation is hereby amended by:

(a) Changing and reclassifying each of the shares of Common Stock (par value $.0078125 per share) and Non-Voting Common Stock (par value $.0078125 per share) of the Corporation, which is issued and outstanding at the close of business on the effective date of this amendment, into two shares of such Common Stock or Non-Voting Common Stock, respectively, and by reducing the par value of each share of Common Stock and Non-Voting Common Stock as changed and reclassified to $.00390625 per share, such change and reclassification to be made without increasing or reducing the aggregate amount of stated capital of the Corporation represented by such issued shares but as a two-for-one split of the issued shares and not as a stock dividend; and in connection therewith there shall be issued one additional share of Common Stock or Non-Voting Common Stock, as the case may be, for each such share thereof which is issued at such effective time; and

(b) Striking out Article SIXTH of the Charter in its entirety, and inserting in lieu thereof, the following:

SIXTH: The total number of shares of stock of all classes which the Corporation has authority to issue is 192,000,000 shares, having an aggregate par value of $750,000.00, of which 1,280,000 shares of the par value of $.00390625 per share amounting in aggregate par value to $5,000.00 shall be Common Stock, and 190,720,000 shares of the par value of $.00390625 per share amounting in aggregate par value to $745,000.00 shall be Non-Voting Common Stock.

SECOND: (a) As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is 96,000,000 shares, of which 640,000 shares are Common Stock (par value $.0078125 per share) and 95,360,000 shares are Non-Voting Common Stock (par value $.0078125 per share).

(b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 192,000,000 shares, of which 1,280,000 shares are Common Stock (par value $.00390625 per share) and 190,720,000 shares are Non-Voting Common Stock (par value $.00390625 per share).

(c) The aggregate par value of all shares having a par value before the amendment and as amended is $750,000.

(d) The descriptions of each class of stock of the Corporation are not changed by the amendment, except for the change in par value effected hereby.

THIRD: (a) The board of directors on December 15, 2004 duly adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter as proposed was advisable and directing that such amendment be submitted for action thereon by the stockholders of the Corporation entitled to vote thereon.

(b) All of the stockholders of the Corporation entitled to vote thereon by unanimous written consent dated December 15, 2004, duly approved the foregoing amendment to the Charter of the Corporation.

(c) The foregoing amendment to the Charter of the Corporation was advised by the board of directors and approved by the stockholders of the Corporation.

FOURTH: These Articles of Amendment shall become effective at the close of business on January 14, 2005.

IN WITNESS WHEREOF, Eaton Vance Corp. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Treasurer on December 15, 2004.

WITNESS:	EATON VANCE CORP.

William M. Steul	James B. Hawkes
Treasurer	President

THE UNDERSIGNED, President of Eaton Vance Corp., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

James B. Hawkes
President

RESIDENT AGENT’S NOTICE OF CHANGE OF ADDRESS

I certify that I, The Corporation Trust Incorporated ,
am the resident agent of See Attached list for entities
(Name of Entity)

organized under the laws of Maryland . My address as resident
(State)
agent has changed from The Corporation Trust Incorporated
300 East Lombard Street, Baltimore, Maryland 21201
to Corporation Trust Incorporated
351 West Camden Street, Baltimore, MD 21201

☒(CHECK IF APPLICABLE) The old and new addresses of resident agent are also the old and new addresses of the principal office of this entity in Maryland.

The above named entity has been advised by me in writing of this change.

CUST ID: 0002357233
WORK ORDER: 0001800271
DATE: 12-09-2009 09:54 AM
AMT. PAID: $30,000.00

Resident Agent

Mail to:	State Department of Assessments & Taxation
301 W. Preston Street
Room 801
Baltimore, MD 21201-2395